Exhibit 10.4.1

PORTLAND NATURAL GAS TRANSMISSION SYSTEM

FIRST AMENDMENT TO AMENDED AND RESTATED

PARTNERSHIP AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PARTNERSHIP AGREEMENT (this “First Amendment”) is entered into and made effective as of the 23 day of May, 1996 by and among the undersigned, who constitute all of the partners of Portland Natural Gas Transmission System (the “Partnership”).

WHEREAS, the undersigned entered into the Amended and Restated Partnership Agreement (the “Partnership Agreement”) as of March 1, 1996; and

WHEREAS, the Management Committee (as that term is defined in the Partnership Agreement) has approved and will approve various forms of standard contracts to be entered into by the Partnership for the acquisition or disposal of certain rights-of-way, servitudes, easements, leases and real property; and

WHEREAS, pursuant to §7.2.6(n) of the Partnership Agreement, the Management Committee must approve the execution of any of the aforementioned contracts by a 60% Vote (as that term is defined in the Partnership Agreement); and

WHEREAS, the Management Committee has been advised that there may be a large number of such contracts to be entered into by the Partnership; and

WHEREAS, the Management Committee has unanimously determined that it would be impractical for it to vote on all such contracts; and

WHEREAS, the Management Committee has further determined that it only needs to approve by 60% Vote (i) forms of standard contracts of the types described in §7.2.6(n) of the Partnership Agreement, and (ii) any other contract described in §7.6.2(n) of the Partnership Agreement that differs materially from a standard contract approved by 60% Vote of the Management Committee, and that all contracts of the types described in §7.6.2(n) of the Partnership Agreement that do not materially differ from the form of any standard contract approved by 60% Vote of the Management Committee may be entered into without any further approval of the Management Committee.

NOW, THEREFORE, the parties hereto agree as follows:

1.             Amendment to §7.2.6(n). Section 7.2.6(n) of the Partnership Agreement is hereby amended to read as follows:

(n)                                 Execution of any material Lease and related agreements and any amendments thereto and determination of the form and content of standard contracts for the acquisition or disposal of rights-of-way, servitudes, easements, leases and real property necessary for the construction, operation and maintenance of the Facilities, and execution of any contract containing terms that materially differ from the terms of any standard contract form approved hereunder by the Management Committee;

2.             Delegation of Authority to Execute Certain Contracts. The Management Committee hereby authorizes the individuals listed on Exhibit A attached hereto (as such Exhibit A may be amended from time to time by the Management Committee), or any of them, to enter into and execute any contract of the type described in §7.6.2(n) of the Partnership Agreement without first obtaining a separate consent or approval for such execution from the Management Committee if such contract does not materially differ from a standard form of contract approved by 60% Vote.

3.             Effective Date. This Amendment shall be effective from and after this 23 day of May, 1996.

4.             Counterparts. This First Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.             Effect on Partnership Agreement. Except as expressly set forth herein, the Partnership Agreement and all of the representations, warranties, covenants and agreements contained therein remain in full force and effect for the benefit of the parties thereto and hereto and their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and attested by their duly authorized representatives as of the date first set forth above.

ATTEST:	NATURAL GAS DEVELOPMENT CORPORATION

	By:	/s/ [ILLEGIBLE]
	Title:	President

ATTEST:	TENNECO PORTLAND CORPORATION

/s/ [ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
	Title:	Pres.

ATTEST:	GAZ METRO PORTLAND CORPORATION

	By:	/s/ [ILLEGIBLE]
	Title:	Director

ATTEST:	JMC PORTLAND (INVESTORS), INC.

	By:	/s/ [ILLEGIBLE]
	Title:	VP/Regional Executive

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ATTEST:	TCPL PORTLAND, INC.

	By:	/s/ [ILLEGIBLE]
Title:

ATTEST:	EAST COAST PIPELINE COMPANY

	By:	/s/ [ILLEGIBLE]
Title:

EXHIBIT A

TO

FIRST AMENDMENT TO AMENDED AND RESTATED

PARTNERSHIP AGREEMENT

The following individuals are hereby authorized to execute certain standard forms of contracts without first obtaining approval of the Management Committee of Portland Natural Gas Transmission System, as set forth in Section 2 of the First Amendment to Amended and Restated Partnership Agreement:

Distribution:

Mike Morgan

Chris Wilber

Jeff Deuink

Andy McDermott